October 6, 2021 Dow Inc. 2021 Investor Day Disciplined Value Growth with a Clear Path to Zero-Carbon Emissions Exhibit 99.1

Dow 2021 Investor Day Agenda

Disciplined Value Growth *with a Clear Path to Zero-Carbon Emissions*	Market-Led Growth Drivers	Path to Zero-Carbon Emissions	Disciplined Value Growth *with Clear Financial Priorities*
Presentation	**Presentations & Panel Discussions** led by:	**Panel Discussion**	**Presentation**
Jim Fitterling, *Chairman and CEO*	***Packaging*** **Diego Donoso,** *President, Packaging & Specialty Plastics*	**Jim Fitterling**, *Chairman and CEO*	**Howard Ungerleider**, *President and CFO*
	Infrastructure **Jane Palmieri,** *President, Industrial Intermediates & Infrastructure*	**Jack Broodo**, *President, Feedstocks & Energy*	
	Consumer **Mauro Gregorio,** *President, Performance Materials & Coatings*	**John Sampson**, *Senior VP, Operations and M&E*	
	MobilityScience™ **Tim Boven,** *MobilityScience Director*	**A.N. Sreeram**, *Senior VP & Chief Technology Officer*	
		Eunice Heath, *Environment, Health, Safety and Sustainability Director*	

Dow is well-positioned for sustained value growth in a zero-carbon emissions and circular world

Dow 2

October 6, 2021 Jim Fitterling | Chairman and Chief Executive Officer Disciplined Value Growth with a Clear Path to Zero-Carbon Emissions

Focused approach to deliver value growth with a clear path to zero-carbon emissions Drive sustainable growth in attractive markets where Dow is positioned to win Financial discipline with strong cash generation and balanced capital allocation Best-owner mindset based on rigorous benchmarking Advancing our ESG leadership with transparency, performance and accountability What You Will See and Hear Today Dow has disciplined, value creating plans with clear milestones to decarbonize and grow

A Compelling Investment Opportunity Attractive end-market participation with industry-leading portfolio and cost positions Attractive shareholder remuneration Leading cash flow generation Balanced capital allocation and financial discipline Growing enterprise value while driving to zero-carbon emissions Growth from sustainability-driven solutions and circularity OUR FINANCIAL TARGETS Across the economic cycle: Increase underlying EBITDA by another >$3B Maintain industry-leading cash generation >13% ROIC 2.0 – 2.5x adjusted debt-to-EBITDA Return 65% of net income to shareholders Earnings upside from high-return, low-risk investments with capex at or below D&A

Advancing Our Growth Strategy A COMPELLING INVESTMENT Growing enterprise value Attractive end-market participation Sustainability-driven solutions High-return, low-risk investments Cash flow generation Balanced capital allocation Attractive shareholder remuneration Delivering on Our 2018 Commitments Capturing Market Growth Our Path to Zero-Carbon Emissions Financial Discipline and Low-Cost Operating Model Advancing Our ESG Leadership

Delivering on Our 2018 Commitments: Progress since Spin

Commitments at Spin	Performance since Spin	
Low-risk profitable growth	$2B	Improvement of underlying earnings by removing structural cost and delivering on growth investments
Industry-leading cash generation	>$13B	Cash flow from operations generated with ***top-quartile cash flow conversion*** of 95%[1]
Strong credit profile across the cycle	>$4.5B	***Industry-leading net debt reduction*** plus >$2B lower Sadara guarantees
Disciplined capital allocation	~55%	Average capex of D&A protecting the balance sheet while funding low-risk growth projects
Sustainably higher ROIC >13%	>14%	2Q21 TTM
Attractive shareholder remuneration	>85%	Operating net income returned to shareholders resulting in ***top-quartile shareholder remuneration***
Best-owner mindset	~$1B	Infrastructure divestitures completed
Advancing our ESG profile	***New climate & circularity targets***; ESG metrics directly tied to compensation; enhanced ***ESG reporting*** (SASB) & commitment (TCFD)	

Continued Commitment

- ✓ Balanced capital allocation priorities
- ✓ Discipline through the economic cycle
- ✓ Compensation metrics squarely aligned with shareholders
- ✓ Best-owner mindset
- ✓ Culture of benchmarking
- ✓ Enhanced transparency

Dow delivered on its operational and financial goals through the pandemic

1. Average quarterly cash flow conversion, excludes voluntary pension contribution of ~$1B in 2021

Dow

7

Advancing Our Growth Strategy A COMPELLING INVESTMENT Growing enterprise value Attractive end-market participation Sustainability-driven solutions High-return, low-risk investments Cash flow generation Balanced capital allocation Attractive shareholder remuneration Delivering on Our 2018 Commitments Capturing Market Growth Our Path to Zero-Carbon Emissions Financial Discipline and Low-Cost Operating Model Advancing Our ESG Leadership

World-Leading Portfolio with Attractive Market Verticals

Feedstock and Site Integration

Segment	Net Sales (2Q21 TTM)	Differentiated Position
PACKAGING & SPECIALTY PLASTICS	~$23B	• Advantaged feedstock & derivative flexibility • Proprietary catalyst and process technology • World-class application development
INDUSTRIAL INTERMEDIATES & INFRASTRUCTURE	~$14B	• Flexible manufacturing model • Cost-advantaged EO & derivative positions • Formulation expertise
PERFORMANCE MATERIALS & COATINGS	~$9B	• World-scale siloxanes and acrylic monomers • Leading coatings solutions provider • Unique hybrid chemistries

~$46B *Total Dow*

Global Scale and Leading Positions,
Net Sales by Geography 2Q21 TTM

- LAA
- APAC
- EMEAI
- U.S. & Canada

#1 Total Ethylene and PE
#1 Purified Ethylene Oxide
#1 Ethylene Amines
#1 Ethanol Amines
#1 Ethylene Copolymers
#1 Elastomers, Plastomers
#1 Polyethylene Licensing
#1 Propylene Oxide
#1 Propylene Glycol
#1 Polyols
#1 Acrylic Binders
#1 Siloxanes & Silicones

Innovative Solutions for Attractive Verticals, Net Sales avg 2019-2020



Packaging ~25%
Infrastructure ~35%
Consumer ~30%
Mobility ~10%

Dow's global scale, leading positions and sustainable solutions address world challenges

DOW
9

Industry Trends and Sustainability Enable >$800B Addressable Market Today 2025 & beyond $650B >$800B Addressable Market Circular & renewable Societal food waste reduction Downgauging / Light-weighting Decarbonization of electricity Building efficiency Longevity Connectivity Safer materials High-efficiency end-products Circular & renewable Electrification & autonomous Light-weighting Circular & renewable Reduced noise, vibration Well-positioned to capture growth from industry trends and sustainability drivers in key markets Market Verticals Key Growth Drivers Dow Participation Highlights Packaging Infrastructure Consumer Mobility Packaging to enable freshness enroute and on the shelf Elastomers, fluids, composites, and silicones enabling wind and solar power Recycling of end-of-life consumer products into raw materials for re-use Silicones, urethanes, & acrylics enable weight reduction & improve fuel efficiency Packaging solutions made with bio-based feedstocks Materials that enhance the efficiency of high- perf. buildings Bio-based home and personal care ingredients Battery assembly materials for safe and reliable EV & AV designs

Growth and Efficiency Levers Drive Earnings

In-Flight Actions Increase Underlying EBITDA by >$3B


$15B
$12B
$0.7 – 1.2B
$0.8 – 1.0B
Total
$3.0 – $3.9B
$0.9 – 1.1B
Mid-Term
Growth
Levers²
Earnings
Corridor
Evolution
~$0.3B
~$0.3B
Near-Term
Growth Levers¹
$9B
Efficiency Levers
$6B
Restructuring
Program
Digital
Investments
Capital
Investments
Operating
Investments
Alberta
Decarbonize &
Grow

Additional Opportunities Supporting Earnings Trajectory

- Faster economic recovery led by post-pandemic consumer and industrial demand
- Tighter near-term supply and demand balances
- Differentiated pricing and margin uplift from low-carbon footprint and sustainable products
- High-margin licensing opportunities for low-CO_2 emitting process technologies

1. *Based on cycle EBITDA % Revenue margin averages from 2016-2Q21 using publicly reported data*
2. *Plan includes 1650 kta C2 and derivatives capacity from new low/zero-carbon emissions brownfield assets; estimated peak-to-trough EBITDA range based on Dow and IHS historical margins in Americas and operating rate of 90%*

DOW

11

Advancing Our Growth Strategy A COMPELLING INVESTMENT Growing enterprise value Attractive end-market participation Sustainability-driven solutions High-return, low-risk investments Cash flow generation Balanced capital allocation Attractive shareholder remuneration Delivering on Our 2018 Commitments Capturing Market Growth Our Path to Zero-Carbon Emissions Financial Discipline and Low-Cost Operating Model Advancing Our ESG Leadership

Clear Path to Zero-Carbon Emissions while Driving Growth

Dow Current Emissions



Olefins
Energy
Purchased Steam & Power
Other



2005 – 2020
CO_2 ↓ 15% | Volume ↑ ~30%[1]
2020 – 2030
CO_2 ↓ 15% | Volume ↑ ~20%[1]
Total CO_2 ↓ ~30% since 2005
By 2050
Decarbonize while Growing Capacity
Path to Zero
Scope 1&2 Carbon Emissions (MM mta)
Close remaining gap with new technologies
0
5
10
15
20
25
30
35
40
2005
2010
2015
2020
2025
2030
2035
2040
2045
2050

Phased Strategy to Decarbonize and Grow

- Replace end-of-life capacity with higher-efficiency capex and opex assets while lowering emissions (e.g. TX-9)
- Capture value uplift from increasing demand for low-carbon footprint and sustainable products
- Scale carbon-efficient economical technologies, including FCDh, EDH, e-cracking
  - ✓ Capitalize on licensing opportunities to decarbonize the industry
  - ✓ Deploy new technologies to close remaining gap

Execute while Delivering Our Financial Targets

- Maintains strong cash-generating core
- Maintain capex ≤ D&A & allocate ~$1B/year (~1/3rd D&A) to decarbonize in a phased, site-by-site approach
- Timing based on affordability, macro, regulatory drivers and incentives to de-risk development and adoption

Affordable and achievable path to zero-carbon emissions while supporting attractive growth

1. Volume growth represents ethylene capacity, excludes JVs

13

TX-9's World-Class Performance Serves as a Foundation for Path to 2030

TX-9 is Delivering Attractive Returns and Best-in-Class Emissions



TX-9 Global Feedstock Cost Advantage
Industry Cash Cost ($/mt)
Industry Average
TX-9
Source: Dow analysis based on 3rd-party data
Industry Ethylene Capacity (MM mt)



TX-9 Lowest Carbon Intensity and Conversion Cost
Carbon Intensity (Mt CO_2/Mt ethylene)
Dow Fleet
Dow Avg.
TX-9
Dow Avg.
Conversion Cost ($/Mt ethylene)

- Best-in-class execution, capital efficiency and reliability
- Top-quartile cash cost on a global basis
- Best-in-class conversion cost and carbon emissions
- >15% ROIC since start-up with C2 at market price

Next Steps to Reduce Carbon Emissions by Additional ~5MM mta and Capture Attractive Growth

- Procure more renewable energy at multiple sites
- Modernize Louisiana Operations energy assets
- Complete USGC flare recovery projects
- Advance Brazil silicones feedstock capabilities
- Pursue Terneuzen site multi-generation plan based on economic viability and government support
- Enable an additional $0.7B – $1.2B earnings growth by 2030 from expanded capacity in Ft. Saskatchewan, Alberta, while taking whole site to net-zero CO_2 emissions
  - Capitalizes on the Alberta feedstock advantage
  - Leverages TX-9 best-in-class emissions & conversion cost
  - Utilizes existing infrastructure and technologies to convert the whole site to net-zero carbon emissions with circular H_2, CCS
  - Enables differentiated sales with certifiable low- to zero-carbon emissions; decarbonizes ~20% of Dow's C2 capacity

Lower-risk, proven technology enables achievable path to significant carbon emissions reduction by 2030

14

Public Policies are Critical to a Zero-Carbon Emissions Path Electric Steam Crackers Advanced Recycling & Advanced Batteries Circular / Blue Hydrogen Carbon Capture, Utilization and Storage Modular Nuclear Energy Note: Reflects American Chemistry Council Policy Recommendations for a Lower Emissions Future Technologies Ready to Scale with Supportive Policy Next-Generation Technologies in Development Advancing Industry Climate Progress Adopt transparent, revenue-neutral, market-based carbon price signals à Government incentives de-risk development and accelerate adoption of low- to zero-emissions technologies and solutions à Smart policies that incentivize investment can help energy-intensive industries advance carbon neutrality by 2050 H2 à Simple, credible framework for measuring and reducing scope 3 emissions

Advancing Our Growth Strategy A COMPELLING INVESTMENT Growing enterprise value Attractive end-market participation Sustainability-driven solutions High-return, low-risk investments Cash flow generation Balanced capital allocation Attractive shareholder remuneration Delivering on Our 2018 Commitments Capturing Market Growth Our Path to Zero-Carbon Emissions Financial Discipline and Low-Cost Operating Model Advancing Our ESG Leadership

Disciplined Approach to Investing for ROIC Growth

Capex Allocation


D&A
~$2.9B
Depr.
~$2.1B
2016
2017
2018
2019
2020
2021
2022
2023-2025
Average

Disciplined Approach Targeting ROIC >13%

Decarbonize core and grow	▪ Fund path by transitioning end-of-life olefins/energy assets to new, lower-cost, zero-carbon emissions ▪ Expand capacity in attractive growth opportunities for low-carbon footprint and circular applications
Quick wins and sustainability	▪ Fund higher-return, faster-payback, lower-risk incremental growth projects in attractive downstream applications with sustainability benefits
Maintain foundation	▪ Safe and reliable operations is our #1 priority ▪ Fund EH&S and compliance projects while reducing capex allocation for assets approaching end-of-life ▪ Continue best-owner approach

Ramp capex within affordability to support decarbonization and growth

Dow 17

Maintain Operational and Financial Discipline LOW-COST OPERATING MODEL CULTURE OF BENCHMARKING BEST-OWNER MINDSET Continue to execute discipline across the enterprise while advancing our growth and sustainability investments 3 Earnings Growth and Discipline Lead to Strong Free Cash Flow Yield 2 1. Average of 2019, 2020 and 2Q21 TTM 2. Dow 1Q21 excludes the impact of the $1B elective pension contribution 3. Benchmarking peer set includes: Arkema, BASF, Covestro, Eastman, Huntsman, Lyondell, Wacker Maintain top-quartile cost structure Execute restructuring and digitalization programs Evaluating infrastructure and non-revenue generating asset opportunities Continue to drive external and internal accountability Conduct at all levels with a strong bias for action Dow Free Cash Flow Yield Average Industry Cash Flow Yield1 Dow out-performance driven by profitable investments

Advancing Our Growth Strategy A COMPELLING INVESTMENT Growing enterprise value Attractive end-market participation Sustainability-driven solutions High-return, low-risk investments Cash flow generation Balanced capital allocation Attractive shareholder remuneration Delivering on Our 2018 Commitments Capturing Market Growth Our Path to Zero-Carbon Emissions Financial Discipline and Low-Cost Operating Model Advancing Our ESG Leadership

Advancing our Ambition


INNOVATIVE
CUSTOMER-CENTRIC
DOW
VALUE GROWTH
& BEST-IN-CLASS
PERFORMANCE
INCLUSIVE
SUSTAINABLE

- Advanced **process technologies for circularity and emissions reduction**, including FCDh, EDH and e-cracking
- Commercialized **solutions to enhance sustainability** in consumer end-use applications (e.g. food packaging)
- >400x innovations commercialized with **>40 external technical awards received**

INNOVATIVE



- New **Dow.com product catalog** with ~10,000 solutions searchable by industry
- **MobilityScience™** team brings Dow's full suite of solutions in transportation sector
- Industry-leading **end-to-end shipment tracking** for improved customer visibility
- **~$4.5B digitally enabled sales for 1H21**, up >30% YoY on full-year run-rate basis

CUSTOMER-CENTRIC



- **Refreshed board** with diverse expertise; 55% are women or U.S. ethnic minority
- **Industry-leading** leadership diversity
- **Dow ACTs** helps address racial inequity
- Raised accountability with **I&D metrics** in people leader incentive programs
- New **inclusive hiring standards**

INCLUSIVE



- New **sustainability targets** focused on circularity and decarbonization
- Developed a **clear path to zero-carbon emissions** by 2050
- Improved **ESG transparency**, building on 18 years of annual sustainability reporting with first integrated ESG report
- Adding **ESG metrics to LTI programs**

SUSTAINABLE



Dow
20

CEO Priorities Remain Consistent

DISCIPLINED CAPITAL ALLOCATION	PROFITABLE GROWTH	LOW-COST OPERATING MODEL	BEST-OWNER MINDSET	ESG LEADERSHIP
Prioritize lower-risk, faster-payback projects, capex ≤ D&A over cycle	Maintain and grow leadership positions in key markets	Maintain top-quartile cost structure	Maintain culture of benchmarking	Decarbonize assets to zero-carbon emissions while expanding capacity
Maintain strong credit profile while improving financial flexibility	Advance incremental higher-growth, faster-payback investments	Deliver restructuring program run-rate of ~$300MM by YE21	Enhanced transparency and disclosure	Capitalize on growth from high-margin, sustainability-driven applications
Higher ROIC, cash flow & returns to shareholders	Deliver ~$300MM of EBITDA benefit from digitalization	Disciplined execution to deliver projects on-time and on-budget	Evaluate and execute non-core asset transactions	Management incentives aligned with shareholders and ESG goals

Across the economic cycle:

- Increase underlying **EBITDA by another >$3B**
- Maintain industry-leading **cash generation**
- **>13% ROIC**
- Return **65% of net income** to shareholders
- **2.0x – 2.5x** adjusted debt-to-EBITDA

DOW
21

Our Board of Directors



Jim Fitterling
Chairman and Chief Executive Officer, Dow



Richard K. Davis
Lead Director, Dow; President and Chief Executive Officer, Make-A-Wish America; Former Chairman and Chief Executive Officer, U.S. Bancorp



Samuel R. Allen
Former Chairman and Chief Executive Officer, Deere & Company



Gaurdie Banister Jr.
Former President and Chief Executive Officer, Aera Energy LLC



Wesley G. Bush
Former Chairman and Chief Executive Officer, Northrop Grumman Corporation



Debra L. Dial
Senior Vice President and Controller, AT&T Inc.



Jeff M. Fettig
Former Chairman and Chief Executive Officer, Whirlpool Corporation



Jacqueline C. Hinman
Former Chairman, President and Chief Executive Officer, CH2M HILL



Luis Alberto Moreno
Managing Director, Allen & Co LLC; Former President, Inter-American Development Bank Group



Jill S. Wyant
President and Chief Executive Officer, Madison Indoor Air Quality



Daniel W. Yohannes
Former U.S. Ambassador to the Organisation for Economic Co-operation and Development

Diverse board represents deep experience and broad perspectives

10/11 INDEPENDENT DIRECTORS

>81% WITH <5 YEARS ON BOARD

~55% WOMEN OR U.S. ETHNIC REPRESENTATION

DOW 22

Our Leadership Team Jim Fitterling Chairman and Chief Executive Officer Howard Ungerleider President and Chief Financial Officer Jack Broodo President, Feedstocks & Energy Neil Carr  President, Europe, Middle East, Africa and India Karen S. Carter Chief Human Resources Officer and Chief Inclusion Officer Diego Donoso President, Packaging & Specialty Plastics Mauro Gregorio  President, Performance Materials & Coatings; Latin America oversight Melanie Kalmar Corporate Vice President, Chief Information Officer and Chief Digital Officer Torsten Kraef Senior Vice President, Corporate Development Jane Palmieri President, Industrial Intermediates & Infrastructure; Asia Pacific oversight John Sampson Senior Vice President, Operations, Manufacturing and Engineering A.N. Sreeram Senior Vice President, Research & Development, and Chief Technology Officer Amy E. Wilson General Counsel and Corporate Secretary Gender diversity of our leadership team significantly outpaces our industry peers 31% OF OUR LEADERSHIP TEAM ARE WOMEN 38% OF OUR LEADERSHIP TEAM ARE U.S. ETHNIC MINORITIES

What You Will See and Hear Today

Disciplined Value Growth *with a Clear Path to Zero-Carbon Emissions*	Market-Led Growth Drivers	Path to Zero-Carbon Emissions	Disciplined Value Growth *with Clear Financial Priorities*
Presentation **Jim Fitterling**, *Chairman and CEO*	**Presentations & Panel Discussions** led by: ***Packaging*** **Diego Donoso,** *President, Packaging & Specialty Plastics* ***Infrastructure*** **Jane Palmieri,** *President, Industrial Intermediates & Infrastructure* ***Consumer*** **Mauro Gregorio,** *President, Performance Materials & Coatings* ***MobilityScience™*** **Tim Boven,** *MobilityScience Director*	**Panel Discussion** **Jim Fitterling**, *Chairman and CEO* **Jack Broodo**, *President, Feedstocks & Energy* **John Sampson**, *Senior VP, Operations and M&E* **A.N. Sreeram**, *Senior VP & Chief Technology Officer* **Eunice Heath**, *Environment, Health, Safety and Sustainability Director*	**Presentation** **Howard Ungerleider**, *President and CFO*

Dow is well-positioned for sustained value growth in a zero-carbon emissions and circular world

Dow
24

Packaging Diego Donoso | President, Packaging & Specialty Plastics October 6, 2021

Growth Levers Enabled by Attractive End-Market Participation

Market Verticals


Packaging
$250B
~1.3-1.5x GDP
Addressable Market
Growth Rate
Infrastructure
Consumer
Mobility

Dow's Participation in Packaging


Food Packaging
Consumer
Health & hygiene
Industrial
Adhesives
Recycled
Recycle READY

Key Offerings:

- LDPE/LLDPE/HDPE
- Licensing & Catalysts
- Laminating Adhesives
- Hot Melt Adhesives
- Compatibilizers
- Compounded Solutions
- Plastomers/Elastomers
- High-Pressure Copolymers

Highlights

- World-class packaging franchise representing ~25% of Dow sales
- Global, low-cost footprint with Pack Studios in every region
- Broad portfolio with deep market knowledge, including catalyst & process technology
- Differentiated portfolio of functional polymers enables full-system solutions
- Advantaged feedstock in every region, including leading flexibility and full integration
- Actions underway to increase supply of low-carbon footprint & circular materials

Key Topics

- Market Overview and Supply-Demand Dynamics
- PE Versatility and Dow's Unique Packaging Capabilities
- PE Sustainability, Low-Carbon and Circular Solutions
- Innovation across the Value Chain

26

Packaging Key Market Drivers Population growth & urbanization in developed economies Growing middle class and healthy living equity in emerging geographies resulting in increased PE use per capita The move towards lighter-weight packaging increasing demand for high-performance materials Lower CO2 footprint with more functionality, renewability and circularity versus alternative materials Estimated polyethylene market growth of ~1.3-1.5x GDP Sustainability Drives Opportunity Market Overview PE Op. Rates Forecasted to Increase through 2026 Industry Capacity (MM mta) Low-Carbon, Circular and Renewable Solutions Materials for Food-Supply Safety and Protection High-Performance Materials to Reduce Packaging Weight Energy Transition Well-Being Industrial Efficiency New Value Pools New Purposes to Fulfill PE fulfills purposes for many end-markets, incl. packaging Sustainability drivers open new value pools & opportunities Source: Combined industry consultant reports and Dow view, Aug 2021 Per Capita Use of PE Growing Source: Nexant 2021 9000 INDIA ME/AFRICA APAC/ OTHER LAA EUR JAPAN/ KOREA CHINA US & CANADA Polyethylene Demand Per Capita [kg/per, 2030] Population [millions] Growth Rate 2020 – 2030 CAGR1: Commodity PE  Differentiated PE  Packaging market drivers support strong PE demand growth; sustainability needs open new opportunities n 3.1%  n 4.7% 1. Differentiated PE = Higher alpha-olefins (octene and hexene) LLD plus bimodal HDPE; Commodity PE = all remaining grades

Dow Well-Positioned to Lead a Sustainable Future



Increasing Margins AND Growing Volume

Average volume growth of ~1.6x GDP while ***increasing unit margins by >20% each cycle***



Polyethylene Volume (Billion lbs)
25
20
15
10
5
0
Op. EBITDA/lb
Volume
0.30
0.25
0.20
0.15
0.10
0.05
0.00
Op. EBITDA Per Pound (USD/lb)
1987-1994
1995-2004
2005-2013
2014-2020
Polyethylene Cycles

Benchmarking Confirms Differentiation

Dow's purpose-built integrated PE portfolio ***consistently outperforms peers*** *on Op. EBITDA/lb basis*



Op. EBITDA Per Pound Polyolefins Capacity (cpp)
FY20
16
10
3.5
Dow P&SP
Lyondell O&P
Borealis Polyolefins
FY19
19
14
4.1
Dow P&SP
Lyondell O&P
Borealis Polyolefins

Technology-Advantaged vs. Industry

		HD	LLD	Plastomers	Elastomers	OBCs (1)	EPDM
Solution Phase	Dow	●	●	●	●	●	●
	Industry	●	●	●	●		
Gas-Phase / Slurry	Dow	●	●	●			
	Industry	●	●				

		LD	EVA	Low Acid	High Acid	Ionomer
High-Pressure	Dow	●	●	●	●	●
	Industry	●	●	●	●	

- **Highly flexible asset capabilities** enable Dow to optimize mix and capture differentiated prices and margins
- **Unique portfolio of other specialty packaging solutions**: waterborne coatings & adhesives, laminating adhesives, silicone release coatings & agents versus PE-based peers

Functional Polymers Enable Sustainability and Higher Margins

Functional Polymers generate ***~1000 bps higher unit-margins*** *than PE and make up ~20% of our P&SP volume*[2]



Polyethylene
Functional Polymers
Op. EBITDA per lb.
Functional Polymers
Polyethylene
Supply Capability

Investments in Low-Carbon Solutions Fueling Global Growth

- Low-carbon emissions & circular polyolefin capacity
- Reduced emissions, waste-water and fresh-water consumption vs. prior generation technology
- Targeting no pellet spills – "Operation Clean Sweep"
- P&SP segment expected to contribute +$1.6-2.3B op. EBITDA/yr from growth investments including Alberta; Packaging is a key market

Note: Op. EBITDA/lb excludes equity earnings; for full benchmarking details, see 1Q21 Earnings materials
1. OBC: Olefin Block Copolymers, Dow patented elastomer material.
2. 2Q21 TTM. Functional Polymers includes Wire & Cable, Elastomers, and Ethylene Copolymers.

28

“Polymers with Purpose” Capture Value in Packaging and Beyond 100% Recyclable PE Package Made with INNATETM Bio-based Footwear Made with ECOLIBRIUMTM Pharma Durables with Recycled Content and REVOLOOPTM Wellbeing Industrial Efficiency Higher-Performance with Less Material Using ELITETM Low Carbon Circular Enable Energy Transition ENGAGETM , ENDURANCETM Paving with PCR Materials Utilizing ELVALOYTM Energy Transition Carbon emissions reduction and circularity drive above-GDP demand growth for polyethylene Accelerators and New Value Pools Reduced Food Waste & Healthier Living with AFFINITYTM Clean Water Access with CONTINUUMTM Increased Food Yield with CONTINUUMTM & ELITETM Societal Low-carbon footprint, circular and renewable materials capture differentiated prices Packaging applications that are 100% all-PE recyclable Increased desire to downgauge and reduce product weight in packaging and mobility markets UN Sustainable Development Goal of “Zero Hunger” accelerates demand growth for PE-based food packaging Increased licensing opportunities for low-carbon emitting technologies Public and private interests are driving significant investments to decarbonize power, building & infrastructure markets Capital and operating investments are fully aligned to capture high-value growth from new value pools

Application Development Material Science Process Research Catalyst Research Converter Retailer Go-to-Market Differentiation Drives Value Growth in Packaging Low Carbon Circular State of the Art Prototyping, Modeling & Testing Focus on circular economy Global Footprint Expert network: internally and externally Extensive and unique capabilities enable Dow to solve unmet needs across the entire packaging ecosystem High Throughput Genome Lab Dow engages the entire value chain while peers have limited reach Ecosystem Community Research & Development Equipment Manufacturer Brand Owner Municipal Waste Management

Plastics are One of the Most Sustainable Packaging Solutions

Plastics have 4x Lower Environmental Impact[1]



Environmental Impact ($B)
$650
$550
$450
$350
$250
$150
$50
-$50
Ocean Damage
End of Life Management
Transport
Production
Material and Energy Recovery
Plastic Packaging
Alternatives to Plastics

TRUCOST

Plastics have a $400 billion per annum in potential environmental cost-savings vs. other material alternatives across value chain

Dow Flexible PE has the Lowest CO_2 Footprint



Flexible PE from Dow 0.02
Paper, Box 0.03
Rigid, PP 0.14
Metal, Jar 0.16
Glass, Jar 0.50
Cradle-to-Grave Carbon Footprint, kg CO2 / package

Even accounting for higher recycling rates in other materials,
***flexible low-carbon emitting PE from Dow has a carbon footprint advantage**[2]*

Leading with Tangible Actions across the Ecosystem

Stop the Waste

By 2030, Dow will STOP THE WASTE by enabling 1 million metric tons of plastic to be collected, reused or recycled through its direct actions and partnerships.

CIRCULATE CAPITAL · THE RECYCLING PARTNERSHIP · CEFLEX · CLOSED LOOP fund · ALLIANCE TO END PLASTIC WASTE · APR The Association of Plastic Recyclers · Ocean Conservancy

Close the Loop

By 2035, Dow will CLOSE THE LOOP by enabling 100% of Dow products sold into packaging applications to be reusable or recyclable.



% Products Sold
100
95
90
85
80
Advanced Recycling
Application Development
2020
2025
2030
2035

- *Enabling **>80% of our products into packaging applications to be reusable or recyclable** today*
- *Plan to achieve 100% with application development, redesign and infrastructure improvements*

1 Trucost Study, July 2016. Polyolefins include all polymeric packaging, including polyethylene.
2 Dow analysis using LCA method and Ecoinvent database, comparing all PE stand-up pouch, paper box, rigid PP, and glass & metal jar designs

DOW

31

Uniquely Delivering Circularity while Lowering Value Chain CO2 Emissions Comprehensive approach to reducing carbon footprint and increasing circularity opens a $5B attractive growth opportunity for Dow $5B Mechanical & Advanced Recycling Enabling Fully Recyclable Packaging Incorporating Bio-Based Feedstocks Decarbonization of Assets

Design for Recyclability Actions Expand Our Market Opportunity MDO We are enabling brands to achieve their 100% recyclable packaging targets by 2025 PREVIOUS: UNRECYCLABLE PACKAGE NEW: FULLY RECYCLABLE PACKAGE ~30% expanded addressable market Dow Materials Non-Dow Materials Dow Materials Non-Dow Materials 33

Recycling Commitments Becoming an Earnings Growth Reality

Executing Strategy to Secure Both Supply and Demand

Strategy

Supply

Multi-generation plan consisting of partnerships and in-house technology-advantaged solutions

Demand

Collaborating and securing commitments with value chain to pay, advocate and co-invest in circular technologies and products

Recycled Material Suppliers | Dow | Converters / Customers | Brand Owners

Execution

MURA · fuenix · New Hope Energy · boomera · avangard innovative · Haldor Topsoe · Lucro · Gunvor · Mr. Green Africa

- REVOLOOP™ sales and supply partnerships in every geography
- Commercial Launch of Advanced Recycling Circular Polymer in 2022
- Building Market Development Unit for circular feedstocks
- Pipeline of 25 strategic value chain partnerships
- Pipeline of 150kta future sales of circular polymer

Clear Path to 2030 Stop The Waste Commitment



1MM mta Target: Plastic waste collected, reused, recycled
Partnerships
Mechanical Recycling
Advanced Recycling
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

ISCC International Sustainability & Carbon Certification

ISCC+ Certification of Dow Assets

Revoloop



PCR: ~30%



PCR: ~50%

34

Closing the Innovation Loop across the Value Chain



Comprehensive Value Chain Collaborations Enable Lowest CO2 Footprint with Highest Circularity
Virgin Feedstocks
Process Innovation
CO2 Reduction, Alt. Intermediates
Innate
Retain
Revoloop
Catalyst Discovery & Product Design
+Additives
Mechanical Recycling & Compounding
avangard innovative
boomera
Lucro
pack STUDIOS
Design for Recyclability
Post-Consumer Recycle
fuenix
MURA
Advanced Recycling Feedstocks
Institute for Sustainable Process Technology
Steel2Chemicals
The Biofore Company
UPM
Carbon-Advantaged Feedstocks

Dow Unique Capabilities

- Industry-leading portfolio of PE resins and compatibilizers
- In-region Pack Studios catalyze collaboration across value chain
- R&D investment for alternative feedstocks process development
- Scope 1, 2 & 3 reductions will favorably impact circular offerings' carbon footprint

CO_2 — Responsible Production and Responsible Consumption — Circularity

DOW 35

Solutions Enable Customer Carbon Footprint Reduction

Industry Sustainability Trends

Bio-based materials

Sustainable certified sources

Low-CO_2 materials from non-arable land use

Our Value Proposition

ACCELERATE SUSTAINABLE GROWTH
Growing demand for Hot Melt Adhesives used in sealing cartons, cases, and **food packaging using sustainably-sourced bio-feedstocks**

CUSTOMER CENTRIC PERFORMANCE
Henkel's Technomelt Supra ECO is **formulated with Dow AFFINITY™ REN**

SUSTAINABLE INNOVATION
Reduces adhesive CO_2 footprint by ~120% vs. standard polyolefin Hot Melt Adhesive

Dow Sustainable Innovations

Affinity REN
polyolefin elastomers by Dow

New AFFINITY™ REN is one of the first bio-based high-performance polyolefin elastomers on the market

Focus on sourcing sustainable certified biomaterials



Breadth of applications for sealing cartons & cases including food packaging



Excellent for sealing performance



Low CO_2 Footprint for Customer


Product Carbon Footprint
Henkel
TECHNOMELT SUPRA ECO
0
STANDARD POLYOLEFIN HMA

Dow
36

Growth Levers Enabled by Attractive End-Market Participation

Market Verticals

- **Packaging** — $250B Addressable Market; ~1.3-1.5x GDP Growth Rate
- **Infrastructure**
- **Consumer**
- **Mobility**

Packaging Market Highlights

- **Packaging is critical** to serving emerging middle-class needs and growing global population
- **Expect favorable PE supply-demand dynamics** through 2026
- **PE lowers CO_2 emissions** and environmental impact versus alternative materials which drives the business case for circularity
- **Decarbonization and circularity** are important drivers leading to ~1.3-1.5x GDP growth of the $250B total addressable market

Dow Participation Highlights

- World-class packaging franchise representing ~25% of Dow sales
- Global, low-cost footprint with Pack Studios in every region
- Broad portfolio with deep market knowledge, including catalyst & process technology
- Differentiated portfolio of functional polymers enables full-system solutions
- Advantaged feedstock in every region, including leading flexibility and full integration
- Actions underway to increase supply of low-carbon footprint & circular materials

*Dow's sustainability targets to **reduce carbon emissions and increase circularity** unlock value growth*

Key Topics

- Market Overview and Supply-Demand Dynamics
- PE Versatility and Dow's Unique Packaging Capabilities
- PE Sustainability, Low-Carbon and Circular Solutions
- Innovation across the Value Chain

Dow 37

Infrastructure October 6, 2021 Jane Palmieri | President, Industrial Intermediates & Infrastructure

Growth Levers Enabled by Attractive End-Market Participation


Market Verticals
Packaging
Infrastructure
$275B
Addressable Market
1.3x GDP
Growth Rate
Consumer
Mobility

Dow's Participation in Infrastructure


Exterior Buildings


Interior Buildings


Power transmission, Telecom & 5G


CO_2 Capture & Gas Treating


Paints & Coatings


Energy Efficiency

Key Offerings:

- Polyurethanes
- Specialty solvents and surfactants
- Silicone adhesives & sealants
- Acrylics & waterborne coatings
- Polyethylene compounds

Highlights

- **~35% of Dow net sales** go into infrastructure market
- Dow's **broad offering of sustainable solutions** supports fast-growing market
- **Leading franchises** with strong brand recognition to support infrastructure growth
- Selectively investing in **high-growth and high-margin applications** to deliver innovative solutions
- **Hybrid innovation** focus to solve most pressing challenges

Key Topics

- Market Overview and Supply-Demand Dynamics
- Lower Carbon Footprint
- Green Buildings
- Smart Infrastructure
- Asia Pacific Infrastructure & Growth Platform

DOW
39

40 Infrastructure Key Market Drivers Increasing Global Investment in Infrastructure Globalization/Urbanization increasing the adoption of new products Energy and construction efficiency through improved quality and durability Lower carbon footprint of energy infrastructure Longer life, higher performance and more sustainable products Total addressable market ~$275B, 1.3x GDP New Value Pools Market Overview Constructive Industry Conditions for Growth Green buildings Reduce CO2 footprint Agile formulations Smart connected MDI Operating Rate Outlook Source: Projected Annual Industry Investment Needs; Global Infrastructure Outlook Source: Combined industry consultant reports and Dow view, October 2021

Well-Positioned to Lead a Sustainable Future Leading Franchise Positions Infrastructure Market Why Dow Wins II&I segment expected to contribute $0.3-0.4B Operating EBITDA/year from new growth investments; infrastructure is a key market Investments to enable leading polyurethane systems growth for specialty applications Investing in attractive EO and downstream specialty solvents and alcohols Local formulation capabilities in South China to serve fast-growing Asia Pacific markets Innovation for sustainable next-gen infrastructure Investing for Growth Presented by Palmieri; Highlight why Dow wins in the infrastructure space; Select key visual elements will be displayed on-screen Ind. Intermediates & Infrastructure Packaging & Specialty Plastics Perf. Materials & Coatings ~35% Dow Net Sales Broadest Toolkit: Distinctive and hybrid chemistry solutions Focused Innovation: Based on current and emerging market trends Gas Treating CO2 Capture Building Science Cleaning Science Insulation Science Structural Science Downstream polyurethane and industrial products generate >3x higher margins Downstream Products Aligned to Sustainability Trends & Higher Margins Upstream Components Downstream Products Upstream Components Downstream Products Full Suite of Offerings to Advance Next Generation Infrastructure Source: Projected Annual Investment Needs; Global Infrastructure Outlook Depth of Offerings & Tailored Solutions: Polyurethanes, ethoxylates, elastomers, solvents, amines, silicones, acrylics & cellulosics Scale: Largest global producer of purified ethylene & propylene oxide and polyols

Lower Carbon Footprint

Renewable Energy Transition Through Sustainable Oil Recovery EOR Driving Sustainability 20-50% increased oil production 10-30% reduced energy use Up to 30% less water use 10-30% less GHG emissions Our Value Proposition BETTER PERFORMANCE Increase oil production with minimal capital investment ENERGY EFFICIENCY Increase energy efficiency by 30-50% CIRCULARITY Biodegradable additives with no negative effects on equipment Dow surfactants boost production at oil wells Enables customers to improve efficiency and preserve capital for investment in renewables Delivering innovation to use CO2 as a surfactant ingredient for cleaning solutions ACCELERATE GROWTH Increased use of surfactants in Enhanced Oil Recovery (EOR) drive a Total Addressable Market of ~$10B and growing Driving Decarbonization and Efficiency in Oil & Gas

More Sustainable Fabric Dyeing Infrastructure with ECOFAST™ Pure less process chemicals 90% less water 50% ECOFAST™ Pure Helping protect water resources and climate by delivering up to: lower carbon footprint 60% Powering Ralph Lauren’s Color on Demand Platform and Recently Featured in their 2020 Team USA Collection Expanding Solutions in Global Textile Market Provides Additional Growth Opportunity Global Textile Market CAGR +4-5% ACCELERATE GROWTH ECOFAST™ Pure represents new value pool for high-performing sustainable textiles with a $2B near-term market opportunity in cotton dyeing COLLABORATION WITH INDUSTRY Partnership with Ralph Lauren has led to ~15 active discussions with additional brand owners LEADERSHIP IN SUSTAINABILITY Innovative technology allows for superior performance while reducing water and energy intensity in textile industry infrastructure Source: Aggregate of various industry research reports Our Value Proposition less energy 40%

Green Buildings

ADVANCING BUILDING SCIENCE WITH A BROAD CHEMISTRY TOOLKIT

$50B+ Green Building market growing at ~6% CAGR

Our Value Proposition

DEPTH OF OFFERINGS
Dow's solutions utilize full suite of chemistry sets

INNOVATION
Dow's **innovation expertise and hybrid technologies** provide more sustainable offerings to green building market



Interior applications
Cement/gypsum-based render/mortar, sealants
(Acrylics, DOW™ Latex Powder, Cellulose Ether, Silicones)



Walls & facades
Insulation, fiber cement façade boards, interior & exterior coatings
(Acrylics, DOW™ Latex Powder, Cellulose Ether, Silicones, Polyurethanes)



Concrete
Admixtures, waterproofing concrete & concrete protection
(Acrylics, Silicones, Elastomers & Plastomers, Polyurethanes)



Window, door & building elements
Decking, façade, doors, glass, windows, pre-fabricated materials
(Polyurethanes, Elastomers & Plastomers)





Roofing
Roof tile coatings/water repellants elastomeric roof coatings & liquid applied roofing membranes
(Acrylics, Silicones, Polyurethanes, Elastomers & Plastomers)



Tile adhesives & grouts
Exterior & interior applications
(Acrylics, DOW™ Latex Powder, Cellulose Ether, Silicones)



Waterproofing membranes
Coatings for water-proof barriers
(Acrylics)



Flooring & surfaces
Self-leveling underlays, adhesives, grout, carpet
(DOW™ Latex Powder, Cellulose Ether, Silicones)

Legend: ▲ Acrylics ▲ DOW™ Latex Powder ▲ Cellulose Ether ▲ Silicones ▲ Polyurethanes ▲ Elastomers & Plastomers

DOW 46

Low-Carbon Silicone Sealants for Building Facades Industry Sustainability Trends Our Value Proposition ACCELERATE GROWTH Demand growth in adhesives and sealants for high performance building solutions for green certified buildings market Total Addressable Market increasing from $4B to $12B by 2025 LEADING BRAND POSITION DOWSIL™ branded silicones are used in numerous global landmark projects and serves as a reference to key global architects, consultants and contractors; expanding offerings to non-silicone applications LEADERSHIP IN SUSTAINABILITY Utilize Dow’s integrated technologies to develop sustainable solutions that advance the building and construction industry toward a lower carbon footprint and circularity Renovation, Prefabrication, and Multi-usage Circularity Reduce footprint (energy & CO2 emissions) Enable creative design with high performance silicones Reduce energy consumption with insulated glazed systems Reduce installation time and lower waste with pre-fabricated facade systems Lower life-cycle costs with 50+ years durable performance Sustainability benefits Green buildings Smart cities Building Science Connect Insulating Glass Structural Glazing Weatherproofing Download only Solution highlighted in pre-recorded video (Penrice)

48 Drymix Additives Enable Carbon Reduction in Building & Construction Dow’s additives reduce CO2 impact of cement and address efficiency, resource scarcity and carbon intensity Drymix mortars formulated with additives (WALOCEL™ Cellulose Ethers and DOW ™ Redispersible Latex Powders) reduce environmental impact with less material needed versus traditional mortars 70% of GHG emissions originate from infrastructure CO2 DIFFERENTIATION Dow is the only supplier with cellulosics, latex powders and silicone chemistries Single small-scale projects have demonstrated the ability to reduce an average 1,200 mta of CO2 per year Industry Sustainability Trends Our Value Proposition Sustainability Benefits Dow’s additives enable savings of over 18MM mta CO2 annually INNOVATION Dow’s extensive innovation expertise opens a $5B addressable market

Cool Roof Reflective Coatings Reduce Building Energy Needs Dow offers a variety of advanced materials for elastomeric cool roof coatings, designed for various environmental conditions and performance requirements, that reduce energy used to cool buildings and prolong roof system life. INNOVATION EXPERTISE Dow has years of experience in developing solutions that are tailored to different climate conditions Prolonged roof system life through easy refurbishment Sustainability Benefits Our Value Proposition ACCELERATE GROWTH Capture growing demand for energy saving roofing technologies in a $1.5B addressable market Up to 20% reduced energy needs for cooling Long-lasting reflectivity from tailored solutions

Smart Infrastructure

FASTRACK™ Enables Autonomous Mobility Infrastructure

Industry Trends

- **Driver safety and regulatory compliance**
- **Sustainability / VOC reduction**
- **Easy application / Quick-dry**
- **Durability**
- **Autonomous vehicle compatibility**

The Road Ahead

$4B Global addressable market for road markings

$400B Total smart mobility addressable market

Strong presence in NAA with additional growth opportunities in EMEAI & APAC

Trusted durability | Fast return to service | Innovating to enable autonomy



Our Solution:

FASTRACK™ Road-Marking Resins

LOWER ENVIRONMENTAL IMPACT

Waterborne polymer technology

- **~70%** lower material use
- **~45%** lower GHG emissions vs. thermoplastic paints over a ten-year road life
- **~80%** less VOCs vs. solvent-borne paints, exceeding most road-marking paint regulations

ENHANCED NIGHT-TIME VISIBILITY

*Enhanced retention of glass beads offering up to **150% better retro-reflectivity***

PRODUCTIVITY GAIN

*Patented Quick-Dry chemistry **reduces dry time by 50%** and accelerates return to service*

IMPROVED WEAR PROPERTIES

***>2x increase** in road marking service life across a wide range of climates over bituminous & concrete road surfaces*

DOW 51

Low-Carbon Footprint Power Cable Systems with Dow Endurance™



Our Value Proposition

ACCELERATE GROWTH

Dow's compounds for cable systems offer long-lasting protection for power connections

Investment in electricity transmission networks of ~$50B per year globally[2]

INNOVATION

Dow's extensive innovation expertise and flexible technology offers solutions for next-generation, lower-carbon infrastructure

Our Solution

DOW ENDURANCE™ EHV and HVDC Compounds[1]

Reduces Degassing Time

For 400kV cables, degassing time reduction of 24 days/km

Power Saving

Power saving of 3500KWh/km of cable

Breakthrough Cable Technology Enabling Renewable Power Connection

High Voltage AC	**70%** Lower inventory cost for cable producers	**30%** Higher cable factory productivity	**80%** Carbon footprint reduction from cable production (degassing reduction)
High Voltage DC	**90°C** Operating temperature improves energy transfer	**15%** Increase in power transmission	**>$8.5K/mile** Cable cost reduction thanks to material saving

[1] Patent Pending
[2] Per International Energy Agency

DOW

52

Asia Pacific Infrastructure & Growth Platform

COLLABORATING FOR CIRCULARITY IN RUBBERIZED SPORT SURFACES



Beyond offering an improved environmental profile to meet growing demand for safer materials, ECOGROUND™ Binder has opened the door for sustainability driven collaboration for widespread social impact

Our Value Proposition

ECOGROUND™ Binder is a more environmentally-friendly and higher-performing alternative to solvent-based systems for rubberized running surfaces for playgrounds, public institutions and recreational facilities
Total Addressable Market of $5B

SPORT SHOE TO JOGGING TRACK
Enabling permanent shoe waste collection ecosystem

FIRST OF ITS KIND
In-situ permeable tennis court in Singapore

PLAYGROUND AND RUNNING TRACK
Projects to support local education initiatives

Collaborations in Asia Pacific

Dow and Meituan (Mobike) to **donate playgrounds and running tracks made from retired Mobike tires**

Dow and National sports agency Sport Singapore (SportSG) to **upcycle 300,000 pairs of shoes into sports infrastructure**

Sustainability Benefits

Low odor, low-VOC solution, featuring China Environmental mark certification

SICC AWARDS 2019

2019 Best Green Collaboration Award - Singapore International Chamber of Commerce – school sport facilities

2017 R&D 100 WINNER

R&D100 GreenTech Bronze Award & Responsible Care® Award winner

DOW

Dow's third official Sustainable Alternative by the Corporate Safe Materials for a Sustainable Planet 2025 Goal team

DOW
54

Supporting Rubber Recycling Processes with VORAMER™ Binders



Polyurethane binders are used in a variety of recycling applications – they bond together different kinds of shredded materials; including rubber, flexible foams and more.

Our Value Proposition

MANUFACTURING ENABLEMENT
Tailor made solutions for production optimization

DIFFERENTIATED TECHNOLOGIES
Innovative and complementary technologies differentiates Dow's position in **~$2B polyurethanes binders market**

DIVERSE APPLICATIONS
Flexible polyurethane chemistry providing superior performance

Sustainability Benefits

DURABILITY
Extended lifetime of end-products

MECHANICAL RECYCLING
Contributes towards sustainable processes utilizing upwards of 90 percent recycled rubber materials

SAFER MATERIALS
Free of volatile solvents and hazardous additives

DOW
55

Specialties Hub Investment Accelerates Growth in Asia Pacific

Enhancing Asia Pacific Customers' Local Access to Innovative Material Science Solutions

- Signed Memorandum of Understanding (MoU) with Zhangjiang Economic and Technological Development Zone Administrative Committee (Zhanjiang EDZ) to establish the **Dow South China Specialties Hub**
- Multi-year project providing customers local access to Dow's portfolio of **high value products and innovative technologies**
- **Extend Dow's local reach** and enabling more customer intimacy, more sustainable growth and greater innovation opportunities
- **Growth of high-value alkoxylates and polyurethane systems**

Project Scope

- Capacity: **~250,000 Tons**
- Total Investment: **$250MM USD**

Targeted Site Location: Zhanjiang, South China





Market Trends

Urbanization

Sustainability

Mobility

High-Value Market Growth



Energy Efficiency



Crop Defense



Industrial Cleaning



Electronics & 5G



Consumer

56

Growth Levers Enabled by Attractive End-Market Participation

Market Verticals


Packaging
Infrastructure
$275B
Addressable Market
1.3x GDP
Growth Rate
Consumer
Mobility

Infrastructure Market Highlights

- Next generation of infrastructure spending supported by **lower-carbon footprint, energy efficiency and smart infrastructure**
- Rising middle class and population growth drive **high infrastructure spend**; 75% of the infrastructure that will exist in 2050 has yet to be built
- Global push to accelerate investment in infrastructure **drives economic growth, improves resiliency and sustainability**
- Intersection of infrastructure growth, digitalization and sustainability create **new value pools**

Dow Participation Highlights

- **~35% of Dow net sales** go into infrastructure market
- Dow's **broad offering of sustainable solutions** supports fast-growing market
- **Leading franchises** with strong brand recognition to support infrastructure growth
- Selectively investing in **high-growth and high-margin applications** to deliver innovative solutions
- **Hybrid innovation** focus to solve most pressing infrastructure challenges

Key Topics

- Market Overview and Supply-Demand Dynamics
- Lower Carbon Footprint
- Green Buildings
- Smart Infrastructure
- Asia Pacific Infrastructure & Growth Platform

DOW
57

Consumer Mauro Gregorio | President, Performance Materials & Coatings October 6, 2021

Growth Levers Enabled by Attractive End-Market Participation

Market Verticals



Packaging
Infrastructure
Consumer
$200B
Addressable Market
1.5x GDP
Growth Rate
Mobility

Dow Participation in Consumer


Coatings


Electronics


Personal Care


Home Care


Durables


Textiles

Key Offerings:

- Silicone polymers adhesives & gels
- Processing agents
- Acrylic emulsions
- Surfactants
- Rheology modifiers
- Polyurethane foams
- Bio-based plastics

Highlights

- **~30% of Dow net sales into Consumer Market** through broad participation across all Operating Segments
- Dow's **innovative portfolio addresses lower-carbon footprint and circularity goals** while enabling continued growth
- **Industry leadership** delivered through in-depth application expertise and **innovative digital platforms**
- Investment in **high-return, fast-payback projects** to continue to unlock additional downstream capacity
- **Geographic breadth** to locally serve customers

Key Topics

- Market Overview and Value Growth Highlights
- Lower Carbon Footprint and Sustainable Materials
- Circularity
- Connectivity and Wellbeing

DOW
59

CONSUMER

Market Overview

Key Market Drivers



- Growth of the middle-class population and increased spending per capita trends
- Smart technologies and connectivity driving growth of +25 billion devices by 2025
- Environmentally-conscious consumers demanding more sustainable products
- Wellbeing & safer materials trends drive demand for health & appearance products
- Total addressable market **~$200B,** growing at **1.5x GDP**

Growth of Middle Class


$40T
$53T
$65T
3.7
4.6
5.4
2020
2025
2030
Population (B)
Spending($T)

Sources: Statista; Brookings

Silicone Volume (Kg Per Capita)


Silicone Volume Per Capita
Africa 0.01
India 0.03
Middle East 0.1
SE Asia 0.13
LAA 0.14
E. Europe 0.3
China 0.4
W. Europe 0.9
US / Canada 1.0
Japan/ Korea 1.1
Population

Sources: IHS, SAGSI, Company Disclosures and Internal Estimate

New Value Pools

Lower-Carbon Footprint and Sustainable Materials

Circularity

Connectivity and Wellbeing

60

DOW WELL-POSITIONED TO LEAD A SUSTAINABLE FUTURE

Consumer Market



Perf. Materials & Coatings
Packaging & Specialty Plastics
~30% Dow Net Sales
Ind. Intermediates & Infrastructure

Why Dow Wins

- Si World-class silicones franchise
- Leading solution provider in coatings, polyurethanes, packaging
- B2B Successful B2B digital platform
- Global footprint in target markets
- In-depth market and industry expertise
- Extensive materials science and application knowledge

Investing for Growth

- **PM&C segment** expected to contribute **$0.5-0.6B of Operating EBITDA/year from growth investments**; Consumer is a key market
- Accelerate **downstream** growth in value chains through **mix shift** and **innovation**
- Invest in **high-growth end-markets** tied to **middle-class growth trends**
- Advancing **sustainable** solutions to capture **demand** and **differentiated pricing** opportunities

Reducing Our Silicone Manufacturing Carbon Footprint

Targeting 50% CO_2 Reduction by 2030; Carbon Neutral by 2050



Siloxane Site
Silicon Metal Site
Silicones Finishing Site
Natural Resources

Enable Customers and Consumers to Reduce their Carbon Footprint


Coatings


Electronics


Personal Care


Home Care


Durables


Textiles

DOW 61

Lower Carbon Footprint and Sustainable Materials

Skincare Solutions For a Sustainable Future

Industry Sustainability Trends

- **Bio-based**
- **More with less: improved application and UV protection**
- **Biodegradable**

Our Value Proposition

ACCELERATE SUSTAINABLE GROWTH
Investing in sensorial and safe skincare with near-term
Total Addressable Market of ~$4B; Global CAGR ~5%

CUSTOMER CENTRIC SERVICE
Key partnerships with industry leaders as well as offering technology access to upcoming brands

LEAVE NO ONE BEHIND
Designing with human diversity at the heart of new application technology – skin tones & hair types

Award-Winning Innovations

SUSTAINABILITY AWARD 2020

in-cosmetics® global
Innovation Zone Best Ingredient Award 2020
SILVER WINNER

Focus on sourcing certified biomaterials



Driving formulation efficacy by reducing the quantity of actives (up to 50%)



Excellent for pleasing aesthetics and sensorial experiences, even for sensitive skin



Readily biodegradable



DOW
63

Cleaning Science Platform: Sustainability through Sensational Science

Industry Sustainability Trends

- Lower carbon footprint
- Biodegradable
- Bio-based

Our Value Proposition

ACCELERATE GROWTH
Invest in sustainable, effective and affordable solutions with near-term **Total Addressable Market of ~$8B**

CUSTOMER FOCUS
Strategic collaborations with industry leaders tackle biodegradation, carbon footprint & safety

RESOURCE EFFICIENCY
Creating superior performance with reduced environmental footprint

Award-Winning Innovations

ACUSOL™ Prime 1 – Dow's first high-performing biodegradable auto dish dispersant delivering shine



Global
AWARDS
2021
Finalist
IChemE

IchemE innovation finalist

IChemE Global Awards 2021
Innovative Product Finalist

Doing more with less | Developing novel biodegradable polymers | External access bio-surfactants



Off
30
30°
40
60
60 ECO
90
Mixe
ORDER

Use less water (up to 50%)	Reduce laundry temperatures (up to 40%)	Enable e-commerce with compact formats	Brilliant white shirts	Easy pour laundry	High-end aesthetics for premium products	Reduce water and air pollution
Easy rinse silicones	Novel cleaning booster additives	Surfactants / solvents	Dispersants	Rheology modifiers	Opacifiers	Novel Biosurfactants

DOW
64

Emulsions for Durable Water-Repellency

Industry Sustainability Trends

- Comfort & performance
- Zero discharge of hazardous chemicals
- Lower water usage

Our Value Proposition

ACCELERATE GROWTH
Penetration into PFC-free durable water-repellant market with a near-term **Total Addressable Market of ~$200MM**

CUSTOMER FOCUS
Establish Dow's leading position in PFC-free durable water-repellency through close relationship with textile brands & value chain partners

DRIVE SUSTAINABILITY
Offering more sustainable solutions through differentiated silicones & silicone-hybrid technology

Award-Winning Innovations

Silicone-based durable water-repellent finishing emulsion for fabrics

Based on an award-winning innovation jointly developed by Nicca Chemical Co. and Dow

2020 R&D 100 WINNER

Helping customers set their brands apart!

DOWSIL™ Emulsion for durable water-repellency



Emulsions that keep fabrics softer, more comfortable



Durable water-repellency wash-after-wash



Garments that stand up and stand out



Excellent performance and brand differentiation

- Improved environmental profile
- Excellent water-repellency
- Soft touch
- Scratch resistance
- Low seam slippage

Dow
65

Broad sources of bio-feedstock suppliers Bio Plastics Help Customers Achieve their Goals For a Lower Carbon Footprint Bio-Plastics of the Future Competitive Advantage Bio-origin saves fossil resources Drop-in solution Lower carbon footprint Industry Sustainability Trends Our Value Proposition LEAD FOR VALUE Lower carbon footprint offering for customers looking to move away from fossil fuels DIFFERENTIATE Innovation expertise differentiates Dow’s position in more sustainable, global footwear market CREATE FUTURE DEMAND Offering solutions to create new value pools for sustainable footwear offerings Total Addressable Market of ~$2B High performance materials with lower carbon footprints Several bio-feedstocks local suppliers Collaboration for success Bio-residues and no food competition Sustainable certified value chain Portfolio/ channel- to-market Broader bio feed than competition

Circularity

Sustainable Paper Coatings with Improved Recyclability Lower carbon footprint Bio-based Recyclability Industry Sustainability Trends Industry Trends Runs on existing equipment Next generation oxygen & moisture vapor barrier materials Oil & grease resistance Exceptional barrier performance Bio-based options available Invested in flexible paper mills since 2017 Recyclability Biobased Compostability >$1.7B Greater barrier performance Multifunctional usage Sustainability Focused Customers Demand-Driven Premiums Award-Winning Solution: RHOBARR™ Dispersions IMPROVED RECYCLABILITY Up to 99% fiber recovery for coated paper products RESOURCE EFFICIENCY 70% raw material reduction and 18% lower water resource depletion vs. traditional coatings STRONG BRAND OWNER COMMITMENT Growing interest across value chain, as Dow solutions help brand owners achieve sustainability targets

Thermal Conductive Silicone Gel for High-Performing Electronics Sustainability Benefits Waste reduction Design flexibility High performance Industry Sustainability Trends Our Value Proposition ACCELERATE GROWTH Accelerate growth in Consumer Electronics market with near-term Total Addressable Market of ~$800MM PARTERNING WITH INDUSTRY LEADERS Establishing strategic partnerships with display innovation pioneers, enabling new technology and design DRIVE SUSTAINABILITY Lead to establish sustainability environment in consumer electronics market via providing repairable and removable solutions Devices last longer, keeping waste out of landfills Automatic dispensing process Protection against moisture, vibration and shock Reuse/recycle/repair of electronic components Waste reduction with longer lasting devices Efficient processing with automatic dispensing and no cure step 1st repairable gel for smartphones on the market Salvage/reclaim enabled by material that easily peels off

RENUVA™ Mattress Recycling Program Circularity of Mattresses Less waste Health & environment protection Circularity of consumer goods Industry Sustainability Trends Our Value Proposition LEAD FOR VALUE Dow drives circularity for Polyurethanes and identifies new value pools with Total Addressable Market of ~$5B DIFFERENTIATE Innovative solution differentiates Dow’s position in the global furniture and bedding market CREATE FUTURE DEMAND Proliferate globally and scale locally to build markets and new value streams RENUVA™ Polyol used as raw material for new products and applications 30 million mattresses thrown away in Europe each year Collaborating for success

Connectivity and Wellbeing

Supporting Next Generation Technology for the 5G Ecosystem

Industry Sustainability Trends

- More reliable and higher data speeds / bandwidth
- Scalable capacity with reduced energy consumption
- Automation / connectivity

Our Value Proposition

DRIVE TRANFORMATIONAL GROWTH
Significant sales growth from expanding 5G market with near-term **Total Addressable Market of ~$1B**

LEADING POSITION
Strengthen leading position in the 5G ecosystem with a broad range of innovative thermal management solutions

WIN with WINNERS
Win business via strategic relationships with telecommunication leaders

Sustainability Benefits

- **Reduced energy consumption** with room temperature curing
- **Manufacturing efficiency** with ease of processing
- **Materials replacing fabricated thermal pads** with no oil bleeding and low VOCs
- **Silicone technologies efficiently dissipate heat** with higher performance and reliability supporting environmental sustainability

Consumer devices



Cloud and data center



Telecom infrastructure



DOW 72

DOWSIL™ Silicone Adhesive for Foldable Displays

Industry Sustainability Trends

- Design flexibility
- High performance
- Lower energy usage

Our Value Proposition

ACCESS NEW MARKET
Penetrate high growth foldable display market with near-term **Total Addressable Market of ~$400MM**

LEADING POSITION
Become leading solutions provider for foldable technologies through innovative and unique solutions

PARTNERING WITH INDUSTRY LEADERS
Establish strategic partnerships with display innovation pioneers via enabling new designs of foldable phones

Sustainability Benefits

- **Improved technology:** Enable new form-factor of foldable display with waterproof function
- **Easy to apply** with optimized adhesion, silicone adhesive solutions facilitate simpler assembly process
- **Energy savings:** UV curing process can replace current high temperature oven cure process

New adhesive can function as "cured-in-place-gasket" to make foldable phone water-proof



Consumer Experience enhanced by design options



Allows innovation in consumer electronic design



73

Advancing the Journey toward Sustainable Paints & Coatings

Industry Trends



CONSUMER HEALTH
- Indoor air quality
- Enhanced health & wellbeing

ENVIRONMENTAL FOOTPRINT
- Lower carbon footprint
- Regulatory compliance

RENEWABLE SOLUTIONS
- Preference for natural materials
- GHG emissions reduction

Our Sustainable Solutions

STRONG INNOVATION LEGACY → CAPITALIZING SUSTAINABILITY-DRIVEN GROWTH

TiO_2 Reduction

OPPORTUNITY
- $ — $1B addressable market
- TiO_2 — Improving environmental & health outcomes by reducing TiO_2 & solvents

SOLUTION
- **> 50 years** of TiO_2 & VOC reduction with high quality hiding & film performance
- TiO_2 reduction up to **20%** (1)
- Net CO_2 reduction of **~960 KT**, or removing **~209,000** cars from the road for a year (2)

Binders for Indoor Air Quality

OPPORTUNITY
- $ — $500MM addressable market
- **90%** of our time is spent indoors
- Green Building standards require improved indoor air quality

SOLUTION
- FORMASHIELD™ helps improve air quality, contributes to wellbeing
- Low VOC, low odor

Bio-Renewable Binders

OPPORTUNITY
- $ — $300MM addressable market
- Consumer preference for natural materials

SOLUTION
- Globally available
- Growing demand
- Lower carbon footprint (3)
- Eligible for USDA bio-preferred certification
- Bio-renewable monomers to fuel next generation of coatings

(1) with current offerings, (2) Based on 2011-20 sales, (3) vs. 100% petrochemical-based binder

DOW
74

Growth Levers Enabled by Attractive End-Market Participation Increased need for consumer products and solutions to support growing global middle class Rapid adoption of technology advancements require fast-paced and flexible innovation pipeline Increased consumer demand for sustainable products and low environmental impact of products Growth of connectivity and wellbeing increases access to health, education, and business opportunities Consumer Market Highlights Market Verticals Packaging Mobility Infrastructure Consumer $200B 1.5x GDP Addressable Market Growth Rate Dow Participation Highlights ~30% of Dow net sales into Consumer Market through broad participation across all Operating Segments Dow’s innovative portfolio addresses lower-carbon footprint and circularity goals while enabling continued growth Industry leadership delivered through in-depth application expertise and innovative digital platforms Investment in high-return, fast-payback projects to continue to unlock additional downstream capacity Geographic breadth to locally serve customers Market Overview and Value Growth Highlights Lower Carbon Footprint and Sustainable Materials Circularity Connectivity and Wellbeing Key Topics

Mobility Tim Boven  |  MobilityScience™ Director     October 6, 2021

Growth Levers Enabled by Attractive End-Market Participation

Market Verticals

- Packaging
- Infrastructure
- Consumer
- **Mobility**: $75B Addressable Market; 1.5x GDP Growth Rate

Dow's Participation in Mobility


Electronics


Lighting


Acoustics


Thermal management


Seating & safety systems


Battery assembly

Key Offerings:
- Adhesives & sealants
- Foams
- Elastomers
- Thermoplastics
- Thermosets
- Fluids

Highlights

- One-Dow MobilityScience™ team serving Tiers and OEMs, represents ~10% Dow sales
- Global reach with local presence in industry hubs
- Developing solutions that enable sustainability across the vehicle lifecycle
- Decades of transportation experience
- Customized industry-specific development, expertise and support
- Comprehensive suite of solutions across leading technology platforms for EV and AV

Key Topics

- Market Overview and Dow's Participation
- Broad Portfolio of Solutions across Many Application Areas
- Our Approach to the Vehicle Lifecycle
- Solutions Enabling Low-Carbon and E-Mobility

Dow 77

MULTIPLE CHEMISTRIES AND MATERIALS ACROSS BROAD APPLICATION SPACE

Electric & Autonomous Vehicles
- ●● Power Electronics
- ●● Battery Systems
- ● Advance Driver-Assistance Systems
- ● Displays & Communications
- ●● Cables & Connectors

Powertrain
- ●●● Electronic Components
- ●● Automotive Lubricants
- ●● Brake & Steering Systems
- ●●● Engine & Under-The-Hood *(not pictured)*



MobilityScience™

Interior & Exterior
- ●●● Noise, Vibration & Harshness
- ●●● Safety Systems
- ● Lighting Systems
- ●●● Interiors
- ●● Body & Composites
- ●● Auto Care

- ● Packaging & Specialty Plastics
- ● Industrial Intermediates & Infrastructure
- ● Performance Materials & Coatings



2019
2025

Targeting **24%** increase in Dow $/vehicle by 2025

Targeting **+$1B** near-term revenue growth increase vs. 2019[1] (>40%)

Investing in new capabilities like MobilityScience™ Studios to accelerate growth

Differentiated portfolio enabling EV and AV transitions

1. MobilityScience revenue and growth appear in each of the enterprise segments.

DOW
78

DOW MOBILITY IS ON THE MOVE

Market Overview

Key Market Drivers



- Growing middle class in developing economies increases demand for mobility, particularly in APAC
- Lighter-weight designs to increase fuel and battery efficiency
- Lower CO_2 footprint accelerates electric and hybrid vehicle designs
- Increased connectivity required for enhanced safety and autonomous capabilities
- Total addressable market **~$75B, 1.5x GDP**

Dow Growth Drivers

Electrification

Sustainability

AV/Connectivity

APAC Growth

New Value Pools



Sustainability Drivers

- Electrification & autonomous
- Lightweighting
- Low carbon, circular & renewable

EV and AV

- Battery assembly
- Power electronics
- Advanced driver assist systems



EV & Hybrid Take Share, Benefit Dow


Millions Light Duty Vehicles
100
90
80
70
60
50
40
30
20
10
0
2020
2021
2022
2023
2024
2025
2026
2027
2028
ICE
Hybrid
BEV

Source: April 2021 IHS Powertrain forecast

3-4x more silicone products in EVs vs. ICE vehicles

79

Lower Environmental Impact EPDM with Dow NORDEL™

Industry Sustainability Trends

Reduced Emissions

Lightweighting

Our Value Proposition

DOW MATERIALS SCIENCE

NORDEL™ EPDM production by Advanced Molecular Catalyst (AMC) technology has a significantly lower environmental impact

CUSTOMER FOCUS

Collaborating with customers to help achieve OEM goals for premium aesthetics and efficiency in their weatherseals, hoses and belts

PRODUCTIVITY SOLUTIONS

When combined with Extra Fast Cure and Extra Fast Mixing grades, NORDEL™ helps create high-quality products more efficiently

Sustainability Benefits[1]

- **24% Less** cumulative energy
- **39% Less** CO_2 emissions
- **69% Less** ozone depletion
- **45% Less** smog
- **37% Less** acidification

1. Source: Dow LCA calculations versus Ziegler-Natta technology framed by ISO standards 14040 and 14044 and validated by third party Quantis.

Enabling low density, lower environmental impact weatherseals, hoses and belts



Help to reduce weight in assembly



Premium aesthetics through high quality products enabled by AMC technology



DOW
80

Process and Energy Savings with Radical Cure Technology™ Benefits Industry Sustainability Trends Our Value Proposition DOW MATERIALS SCIENCE Versatility and adhesion strength for automotive and other electronics applications CUSTOMER FOCUS Addresses the need for design flexibility and cost control PRODUCTIVITY SOLUTIONS Saving steps and simplifying production, while improving performance Adhesion in harsh environments Rapid curing at lower temperatures Reduced cleaning requirements for substrates Improved performance due to compatibility with diverse substrates Energy savings from low curing temperatures; 60-90% reduced energy usage vs. thermally cured adhesives Reduced costs through faster cure times; reduces labor, processing time, storage requirements, and reduces use of physical fasteners Autonomous/connectivity E-mobility Safety Incumbent Heat Curing Adhesive

Energy Savings and Longevity Increase with DOWSIL™ Adhesive Sustainability Benefits Industry Sustainability Trends Our Value Proposition Strong EMI shielding across frequencies Autonomous Connectivity Energy & equipment savings with room temperature cure vs. 125C-150C Extending device lifetime by extending EMI shielding lifetime Material serving several roles enables multi-functionality with simpler solutions E-mobility DOWSIL™ EC-6601 Electrically Conductive Adhesive Versatility of adhesion; suitable across applications Keeping vital devices, systems and people protected Room temperature cure, lower energy intensity/CapEx for customers 5G connectivity autonomous vehicles DOW MATERIALS SCIENCE Leverage Dow core expertise to multiply product functionality CUSTOMER FOCUS Extensive industry knowledge and customer intimacy speeds innovation PRODUCTIVITY SOLUTIONS Helping to save energy and simplify solutions for our customers

Increased Circularity with Specflex™ & Voranol™ Polyurethanes

Industry Sustainability Trends

- Lightweighting
- Circularity
- Reduced Use

Our Value Proposition

DOW MATERIALS SCIENCE
Leading solutions provider with proven material technology

CUSTOMER FOCUS
Meeting customer needs for optimum quality with sustainable solutions

PRODUCTIVITY SOLUTIONS
Reliability and performance without needing to re-certify

Benefits

- **Circular feedstock** using recycled stream from mobility sector
- **10% CO_2 reduction** compared to fossil fuel equivalent
- **Waste reduction** in mobility sector
- **Reliable performance** for a wide range of flexible foam systems

Reduces the use of fossil feedstocks with recycled waste in the mobility sector | Enables a wide range of flexible foam systems with reliable performance



83

Improved Reliability with DOWSIL™ Thermal Conductive Gap Filler

Industry Sustainability Trends

- E-mobility
- Lightweighting

Our Value Proposition

DOW MATERIALS SCIENCE
Leverage Dow core expertise for superior industry applications

CUSTOMER FOCUS
Reliable solution for the fast-growing Electrical Vehicle market

PRODUCTIVITY SOLUTIONS
Enhances performance and extends life of EV batteries, while reducing production costs

Sustainability Benefits

- **High reliability** with resistance to temperature (150C) and thermal shock (-40C to 150C aging)
- **Easy application** and high throughput
- **Low density** to meet light weight requirements; ~2kg reduction per battery
- **Heat dissipation** for cooling needs (2 W/m-K)

DOWSIL™ TC-5515 LT Enables higher density, lower cost battery packs for automated assembly systems



Help to reduce weight in battery pack assembly



Reliable performance to keep electrical vehicles running



84

Growth Levers Enabled by Attractive End-Market Participation

Market Verticals



Packaging
Infrastructure
Consumer
Mobility
$75B
Addressable Market
1.5x GDP
Growth Rate

Mobility Market Highlights

- **Low-carbon mobility is essential** to reducing the world's emissions and requires **participation across all aspects of the vehicle lifecycle**
- **Dynamic mobility value chain** with new players and evolving roles
- E-mobility requires investment in **electronic materials** innovation
- Customers prefer suppliers with a **comprehensive suite of materials and capabilities** to solve challenges across a wide variety of mobility applications

Dow Value Proposition

- One-Dow MobilityScience™ team serving Tiers and OEMs, represents ~10% Dow sales
- Global reach with local presence in industry hubs
- Developing solutions enabling sustainability across the vehicle life-cycle
- Decades of transportation experience
- Customized industry-specific development, expertise and support
- Comprehensive suite of solutions across leading technology platforms for EV and AV

Key Topics

- Market Overview and Dow's Participation
- Broad Portfolio of Solutions across Many Application Areas
- Our Approach to the Vehicle Lifecycle
- Solutions Enabling Low-Carbon and E-Mobility

85

October 6, 2021 Panel discussion led by Jim Fitterling | Chairman and Chief Executive Officer Path to Zero-Carbon Emissions

Clear Path to Zero-Carbon Emissions while Driving Growth


Dow Current Emissions
Olefins
Energy
Purchased Steam & Power
Other
2005 – 2020
CO_2 ↓ 15% | Volume ↑ ~30%[1]
2020 – 2030
CO_2 ↓ 15% | Volume ↑ ~20%[1]
Total CO_2 ↓ ~30% since 2005
By 2050
Decarbonize while Growing Capacity
Path to Zero
Scope 1&2 Carbon Emissions (MM mta)
Close remaining gap with new technologies
0
5
10
15
20
25
30
35
40
2005
2010
2015
2020
2025
2030
2035
2040
2045
2050

Phased Strategy to Decarbonize and Grow

- Replace end-of-life capacity with higher-efficiency capex and opex assets while lowering emissions (e.g. TX-9)
- Capture value uplift from increasing demand for low-carbon footprint and sustainable products
- Scale carbon-efficient economical technologies, including FCDh, EDH, e-cracking
  - ✓ Capitalize on licensing opportunities to decarbonize the industry
  - ✓ Deploy new technologies to close remaining gap

Execute while Delivering Our Financial Targets

- Maintains strong cash-generating core
- Maintain capex ≤ D&A & allocate ~$1B/year (~1/3rd D&A) to decarbonize in a phased, site-by-site approach
- Timing based on affordability, macro, regulatory drivers and incentives to de-risk development and adoption

Affordable and achievable path to zero-carbon emissions while supporting attractive growth

1. Volume growth represents ethylene capacity, excludes JVs

87

TX-9: World-Class Investment across Key Dimensions

Industry-Leading Execution & Capital Efficiency

- Built faster than other similar USGC projects
- Achieved targeted design rates within one month of both startup and expansion
- Delivered ~20% lower capital cost per ton[1]
- Already exceeding our profitability targets



Capital Intensity ($/MT)
>20% advantage
NAA Industry Avg
TX9

Exceeding Operational Design Capability

- Consistently running >110% of expanded nameplate capacity
- Returning best fixed cost per unit in our fleet
- >15% Return on Invested Capital since start-up with C2 at market price



Actual
Nameplate
Expanded in 2Q20
2018
2019
2020

Advantaged Carbon-Intensity & Conversion Cost

- Emits 60% less CO_2 per pound than average cracker in the fleet without H_2 or CCS capability
- Demonstrates low emissions with existing technology; serves as basis for next cracker
- >65% lower conversion cost than Dow fleet



Carbon Intensity (Mt CO2/Mt ethylene)
Dow Avg.
Dow Fleet
Dow Avg.
TX-9
0
Next Cracker w/CO2 abatement
Conversion Cost ($/Mt ethylene)

TX-9 demonstrates leading capital efficiency, operational performance, and emissions reduction

1. IPA 2020 benchmarking results and other 3rd-party consultants.

Dow
88

Path to Zero-CO_2 Emissions Includes Scope 1, 2, and 3 Actions

Roadmap to Reduce >90% of Scope 1 & 2 Carbon Emissions


Dow's Current Emissions
~35MM mta
Target of ~5MM mta (15%) by 2030

Details & Target

- Scope 1 & 2 emissions mostly from power & steam generation and olefins production
- Target reducing these emissions by >90% by 2050 while enabling business growth

Through 2030

- Site efficiency improvements and renewable power
- On-purpose circular-hydrogen; carbon capture & sequestration
- Implement Alberta project and Terneuzen site carbon emissions reduction plans with government support

2030 – 2050

- Optimize H_2 allocation & production
- Additional carbon capture and storage capabilities
- Retrofit turbines for H_2 fueling or electrical drivers
- New cracking technologies
- Leverage most competitive clean H_2 and zero-carbon emissions e-cracking technologies
- Connect to H_2 infrastructure

Plans for >60% sites to be H_2-ready by ~2040[1]

Scope 3 Emissions Reduction

- Working with suppliers on upstream decarbonization opportunities, aligned with our Supplier Code of Conduct
- Enabling customers to reduce emissions, amplifying our impact through design for recyclability, light-weighting, downgauging, and lower carbon footprint delivery
- Collaborating with Columbia University to better identify opportunities to value carbon savings from product benefits

Actions targeted to incentivize innovation and infrastructure to decarbonize the value chain

1 Based on 12x of global sites, representing >90% Dow's Scope 1&2 CO_2 emissions

DOW
89

Announcing World's First Net-Zero Carbon Emissions Site in Alberta, Canada

Ft. Saskatchewan, Alberta Project Enables Net-Zero Carbon Emissions with Lower Capital Intensity


Carbon Intensity
(Mt CO_2 / Mt ethylene)
0
Dow Cracker Fleet average
TX-9 + Derivatives
New Alberta Cracker + Derivatives + CCS
Alberta project expected to be ~15% lower capital intensity than TX-9 + Derivatives
Capital Intensity
($ Capex / Mt polyethylene)


Existing Alberta Site and Infrastructure
Brownfield Investments
Derivatives
Cracker
Derivatives
Cracker
H_2 Circular
H_2 Circular
Auto-Thermal Reformer (ATR)
shifts cracker off-gas to H_2 and CO_2
CO_2
CO_2
Adjacent 3rd-Party CO_2 Infrastructure

Decarbonize & Grow to Produce ~3MM mta of Certifiable Low- to Zero-Carbon Emissions C2 Derivatives

- Includes brownfield investments to expand ethylene and derivatives capacity by ~2MM mta
- Enhances mix with low-carbon emissions polyethylene products with differentiated pricing
- Leverages existing feedstock advantage, proven low-risk technology (TX-9) and local & national support
- Upgrades existing infrastructure for circular-H_2, clean energy, & CCS with multiple potential partners

This one project decarbonizes ~20% of Dow's global ethylene capacity while growing polyethylene supply by ~15% and enabling ~$0.7-1.2B of earnings growth by 2030

Investment offers opportunity to bring entire site to net-zero carbon emissions while supporting attractive growth

Dow
90

Winning Technologies to Decarbonize the Industry at Lower Capital Intensity

UNIFINITY™
DEHYDROGENATION PROCESS TECHNOLOGY



2017 R&D 100 WINNER

FLUINITY™
CATALYST

High-Efficiency Platform Dramatically Reduces Capital and Energy Requirements, Expands Licensing Opportunities

CAPITAL-ADVANTAGED
estimated savings per kt of monomer



Propylene
(20%)
reduction
UNIFINITY™ FCDh
(Cracker Retrofit)
Dow PDH
Modern Cracker
(Naphtha)
Ethylene
(20%)
reduction
EDH
TX-9 Best-in-class
Modern Cracker

Typical capacity	UNIFINITY™ FCDh	Dow PDH	Modern Cracker (Naphtha)	EDH	TX-9 Best-in-class	Modern Cracker
	~150 kta	~750 kta	>350 kta		~2000 kta	>1200 kta

CARBON-ADVANTAGED
estimated reduction of CO_2 emissions per kt of monomer



(20%)
reduction
UNIFINITY™ FCDh
(Cracker Retrofit)
Dow PDH
Modern Cracker
(Naphtha)
(>40%)
reduction
EDH
TX-9 Best-in-class
Modern Cracker

FCDh Ready for Commercialization; Additional Licensing Negotiations Underway

FCDh = Fluidized Catalytic Dehydrogenation

DOW 91

Cutting Edge, Low-Carbon Emissions E-Cracking Technology Zero-carbon emissions with a clean-power portfolio Cracker retrofit possible Secured support from Dutch government for research scale unit Preliminary investment decision for pilot-scale project Potential startup of pilot plant Initial collaboration with Shell ~2020 ~2022 ~2025+ Future investments based on technology, incentives Clean Power Fuel Shift to Current: Conventional Cracker Future: Electric Cracker

Early adopter of GRI Comprehensive Reporting option Reporting to CDP climate survey for nearly 2 decades Member of Task Force on Climate-related Financial Disclosures (TCFD) Commitment to fully adopt TCFD recommendations by 2022 Expanded reporting to include SASB standards Voluntary reporting since 2003 External assurance of sustainability report since 2007 Leading with Commitment to Transparency and Accountability Combined ESG priorities into one holistic, transparent and comprehensive report, “INtersections” Improving internal processes and controls for additional quantitative disclosures Dow's carbon targets are rooted in climate science with concrete plans in place to decarbonize and achieve zero scope 1 & 2 emissions by 2050 Hard-to-abate sectors will need an industry-wide framework to address scope 3 that is simple, credible, auditable and transparent Supportive of efforts to consolidate reporting frameworks Proactively engaging with government agencies as mandatory reporting proposals advance Actions to Prepare for Advanced and Consolidated Reporting Long-Time Leader in Reporting Transparency and Climate Disclosure

Growing Earnings while Advancing Our Zero-Carbon Emissions Future Enables a high-value portfolio of low-carbon footprint products for customers at differentiated pricing Deepens partnerships with customers to support their decarbonization journey Protects and extends our feedstock advantage Reduces our exposure to regulatory uncertainty and carbon price risk Maintains optionality to accelerate where we can capture additional value By 2050 By 2030 Carbon neutral (Scopes 1+2+3 plus product benefits) Additional 5MM mta reduction (15%) in CO2 emissions Since 2005, Dow targeting total of ~30% reduction Advancing our path to zero in a balanced and disciplined manner Upholding our commitment to affordability, ROIC and shareholder remuneration targets Differentiated, Low-Carbon Emissions Portfolio Dow Uniquely Positioned to Win Structural feedstock advantages w/ flexibility Proven, low-risk, world-class capabilities Broadest portfolio set built to address sustainability drivers

Disciplined Value Growth with Clear Financial Priorities Howard Ungerleider | President and Chief Financial Officer October 6, 2021

Delivering on Our Commitments Since Spin

Financial Goals from 2018 Investor Day

Disciplined capital allocation and strong credit profile across the cycle
- Avg. capex ~55% of D&A; funding low-risk, high-return growth projects
- >$4.5B net debt reduction; >$2B lower Sadara guarantees
- 88% of operating net income returned to shareholders

Operating return on invested capital >13%
- 2Q21 TTM at 14.7%
- Uplift from early-cycle ethylene and polyethylene investments
- Executed ~$1B in best-owner mindset transactions

Grow bottom line faster than top line
- Removed $1.2B in structural cost
- Delivering $0.8B EBITDA annually from growth investments
- >$200MM of TTM interest expense savings

Cash flow conversion of ~90%
- 95% average quarterly cash flow conversion[1]
- >$10B of free cash flow generated[1]
- 9-day working capital efficiency improvement

Enhanced accountability and transparency since spin

- Shift to market-based internal transfers
- Annual updates on benchmarking progress
- Shift to EBIT as primary profit metric
- Disclosure of key capacities, including JVs
- Disclosure of Dow's share of principal JV financial metrics

Spin is defined as April 1, 2019 when Dow separated from DowDupont
(1) Dow 1Q21 excludes the impact of the $1B elective pension contribution

Dow
96

Top-Quartile Performance Dow remains committed to a culture of benchmarking, enhanced transparency and disclosure (1) Dow 1Q21 excludes the impact of the $1B elective pension contribution (2) Benchmarking peer set includes: Arkema, BASF, Covestro, Eastman, Huntsman, Lyondell, Wacker

Our Financial Goals Short-Term Operating EBIT Free Cash Flow ESG Customer Experience World Leading Operations Inclusion & Diversity Operating return on invested capital >13% Industry-leading cash flow generation Disciplined capital allocation and strong credit profile across the economic cycle LEADERSHIP COMPENSATION METRICS Management incentives squarely aligned with shareholder interests and ESG goals Execute on our earnings growth levers Long-Term Operating ROIC Relative TSR Cash Flow from Operations ESG (to be included)

Dow’s Disciplined Capital Allocation Framework Remains Consistent DIVIDEND POLICY ORGANIC INVESTMENTS SHARE REPURCHASES Focused capital allocation priorities to maximize shareholder value creation Based on Moody’s Rating Agency Methodology SAFELY & RELIABLY RUNNING OUR OPERATIONS Long-term dividend payout ratio target across the economic cycle of ~45% of operating net income Grow dividend as earnings and FCF expand Maintain total capex D&A across the economic cycle Continue to target ROIC >13% Invest for growth and a more sustainable and circular future with lower-risk profile   Share repurchases in addition to the dividend to meet long-term total shareholder payout ratio target across the economic cycle of ~65% of operating net income Share repurchases to cover dilution at a minimum CREDIT PROFILE Strong investment-grade credit profile across the economic cycle Target rating agency adj. debt to EBITDA1 of 2.0x – 2.5x to increase financial flexibility across the economic cycle

Robust Liquidity and Manageable Debt Towers Financial Strength with Ample Liquidity ~$13B Proactive Liability Management Provides Financial Flexibility Revolver $5B Committed Bilateral Lines $3.1B Committed A/R Securitization $1.3B Cash & Cash Equivalents $3.5B

Our Financial Goals Operating return on invested capital >13% Industry-leading cash flow generation Disciplined capital allocation and strong credit profile across the economic cycle Management incentives squarely aligned with shareholder interests and ESG goals Execute on our earnings growth levers Short-Term Operating EBIT Free Cash Flow ESG Customer Experience World Leading Operations Inclusion & Diversity LEADERSHIP COMPENSATION METRICS Long-Term Operating ROIC Relative TSR Cash Flow from Operations ESG (to be included)

GROWTH AND EFFICIENCY LEVERS DRIVE EARNINGS

In-Flight Actions Increase Underlying EBITDA by >$3B



$15B
$12B
$0.7 – 1.2B
$0.8 – 1.0B
Total
$3.0 – $3.9B
$0.9 – 1.1B
Mid-Term
Growth
Levers2
Earnings
Corridor
Evolution
~$0.3B
~$0.3B
Near-Term
Growth Levers1
$9B
Efficiency Levers
$6B
Restructuring Program
Digital Investments
Capital Investments
Operating Investments
Alberta Decarbonize & Grow

Additional Opportunities Supporting Earnings Trajectory

- Faster economic recovery led by post-pandemic consumer and industrial demand
- Tighter near-term supply and demand balances
- Differentiated pricing and margin uplift from low-carbon footprint and sustainable products
- High-margin licensing opportunities for low-CO_2 emitting process technologies

1. Based on cycle EBITDA % Revenue margin averages from 2016-2Q21 using publicly reported data
2. Plan includes 1650 kta C2 and derivatives capacity from new low/zero-carbon emissions brownfield assets; estimated peak-to-trough EBITDA range based on Dow and IHS historical margins in Americas and operating rate of 90%

DOW 102

Digital Growth and Restructuring Programs on Track

Delivering Streamlined Cost Structure

Maintaining competitive cost structure

Rationalizing smaller-scale, higher-cost assets

- 50% run-rate delivered in mid-2021
- On track to deliver $300MM run-rate by YE2021
- ~$150MM of hard-dollar savings in 2021; remaining in 2022

~$300MM Annual EBITDA Benefit


II&I
P&SP
PM&C
Savings by Segment

~2-Year Payback

- ~$350MM implementation spend in 2021
- Remaining spend materially complete by YE2022

Advancing Our Digital Investments

Faster materials science innovation & commercialization	Frictionless e-commerce buying experience	Real-time manufacturing insights & operational data intelligence
Developed capability to accelerate product development through high throughput & artificial intelligence	Now offering customizable, immersible search capability for Infrastructure-related products	Implemented demand-sensing tools to deliver improved cost and inventory efficiencies

>$300MM Annual EBITDA Benefit


% Run Rate
100%
80%
60%
40%
20%
100% Run Rate
YE20
YE21
YE22
YE23
YE24
YE25+

< 3-Year Payback


2021
~40%
~$400MM Spend
2022
~60%

103

Growth Investments to Deliver Enhanced Earnings Profile

Near-Term Earnings Growth of ~$1.7 – 2.1B[1]	Growth from Capital Investments ~$0.9 – 1.1B EBITDA[1]	Growth from Operating Investments ~$0.8 – 1.0B EBITDA[1]
 **Packaging & Specialty Plastics** ~$0.9 – 1.1B	Incremental expansions in PE and Functional Polymers Enhancing feedstock flexibility Innovative FCDh technology	• Accelerate shift to **higher-margin product mix** • Unlock additional value through **innovative process improvements** to increase productivity and lower operating cost • Advance **circular and low-carbon offerings** at differentiated pricing
 **Industrial Intermediates & Infrastructure** ~$0.3 – 0.4B	High-margin polyurethane systems Alkoxylates and specialty amines Local formulation capabilities in South China	• Deliver solutions for **next-gen infrastructure** • Capture demand growth for **pharma, sustainable textiles and solutions to facilitate carbon reduction** • Shift mix towards **higher-margin PU systems**
 **Performance Materials & Coatings** ~$0.5 – 0.6B	Silicones polymers and sealants Silicones adhesives Coatings binders & acrylates	• Global scale to deliver **differentiated silicones applications** for electronics, home and personal care, infrastructure and mobility end-markets • End-market participation tied to **middle-class growth** • Drive innovative solutions for **low-VOC and waterborne coatings**

Mid-Term Earnings Growth of ~$0.7 – 1.2B[2]

Investments in Alberta to decarbonize and grow with net-zero CO_2 emissions ethylene & derivatives

1. *Based on cycle EBITDA % Revenue margin averages from 2016-2Q21 using publicly reported data*
2. *Plan includes 1650 kta C2 and derivatives capacity from new low/zero-carbon emissions brownfield assets; estimated peak-to-trough EBITDA range based on Dow and IHS historical margins in Americas and operating rate of 90%*

DOW
104

Market Fundamentals Remain Constructive

Packaging & Specialty Plastics	Ind. Intermediates & Infrastructure	Perf. Materials & Coatings



Polyethylene
250,000
200,000
150,000
100,000
50,000
0
'000 MTs
100%
90%
80%
70%
60%
50%
40%
30%
2022E
2023E
2024E
2025E
2026E



MDI
16,000
12,000
8,000
4,000
0
'000 MTs
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2022E
2023E
2024E
2025E
2026E



Siloxane
6,000
5,000
4,000
3,000
2,000
1,000
0
'000 MTs
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2022E
2023E
2024E
2025E
2026E

Operating Rate Range (Adjusted for Delays/Cancellations & Outages) — Operating Rates % Industry Consultant View — Total Industry Demand — Global Industry Nameplate Capacity

Further tightening expected with robust demand, capacity delays/cancellations and typical industry outages

- **Demand growth** for packaging solutions at **~1.3x – 1.5x GDP**
- Plastics are **most sustainable** offering for packaging compared to glass and metal; **circularity** is a key growth driver

- Infrastructure investment and consumer spending drives **~1.0x – 1.5x GDP demand growth** for Industrial Solutions and Polyurethanes
- **Renewables & energy efficiency** are key growth drivers

- High-value electronics, infrastructure, mobility, home and personal care end-markets **grow at ~1.5x – 2.0x GDP**
- **Rapid adoption of EV, 5G, cloud computing** drives demand for innovative and sustainable products

Uniquely advantaged by broad and differentiated portfolio capturing favorable industry supply-demand dynamics

IHS, SAGSI, and other company annual reports and disclosures
Industry consultant views use industry nameplate capacity and include all announced capacity additions
Note: Industry operating rate estimates are based on views as of October 2021 and subject to change

Adjusted Operating Rate %s include typical industry planned outages and delayed/cancelled new capacity additions based on historical averages

105

Our Financial Goals Operating return on invested capital >13% Industry-leading cash flow generation Disciplined capital allocation and strong credit profile across the economic cycle Management incentives squarely aligned with shareholder interests and ESG goals Execute on our earnings growth levers Short-Term Operating EBIT Free Cash Flow ESG Customer Experience World Leading Operations Inclusion & Diversity LEADERSHIP COMPENSATION METRICS Long-Term Operating ROIC Relative TSR Cash Flow from Operations ESG (to be included)

Disciplined Actions to Drive Further ROIC Improvements

ROIC Performance Improved Relative to Peer Benchmark[1,2]


Peer Median excl. Dow
Dow
Dow
Peer Median excl. Dow
60 bps below
Peer benchmark
200 bps above
Peer benchmark
2013 - 2018
Average
2019 - 2Q21 TTM
Average

Maintain Spending Discipline while Further Improving ROIC

- **Keep capex ≤ D&A** *across the economic cycle*
  - ✓ Maintain track record of best-in-class project execution and engineering capabilities
  - ✓ Align investment decisions with affordability, market attractiveness and public policy trends
- **Target > 13% ROIC** *across the economic cycle*

Improvement actions within our control

- ✓ Deliver >$3B of earnings growth
- ✓ Maintain low-cost operating model
- ✓ Increase funding for higher-return, faster payback, lower-risk incremental growth projects in attractive downstream applications with sustainability benefits
- ✓ Reduce "maintain foundation" spending by finalizing end-of-life decisions and transition to new, lower-cost, zero-carbon operations
- ✓ Evaluate value-creating infrastructure and non-revenue generating asset options


Capex Spending by Category
As % of total spending
Quick Wins and Sustainability
Decarbonize the Core and Grow
Maintain Foundation
Last 5 years
Next 5 years

(1) Dow data for 2013-2016 based on historical Dow financials, 2017-2019 based on pro-forma
(2) Benchmarking peer set includes: Arkema, BASF, Covestro, Eastman, Huntsman, Lyondell, Wacker Source: FactSet

Dow
107

A Strong Focus on Cash Flow Generation (1) Average of 2019, 2020 and 2Q21 TTM (2) Dow 1Q21 excludes the impact of the $1B elective pension contribution (3) Benchmarking peer set includes: Arkema, BASF, Covestro, Eastman, Huntsman, Lyondell, Wacker Robust Cash Flow Yield across the Economic Cycle 2 Dow Free Cash Flow Yield Average Industry Free Cash Flow Yield1 Continued Focus on Cash Generation Working capital efficiencies at $100MM – $150MM per day Increased dividends from JVs on higher earnings profile $50MM – $100MM cash interest savings from liability management Best-owner mindset transactions and unique-to-Dow cash flow opportunities Committed to delivering industry-leading cash flow generation $5B $9B $8B $12B CFFO Corridor Evolution Maintaining Strong Cash Flow from Operations (CFFO) Generation 3

DISCIPLINED CAPITAL ALLOCATION AND VALUE CREATION FOCUS

Uses of Cash	Since Spin	Near-Term Focus
Credit Profile	• Reduced net debt by >$4.5B • Completed $1B elective pension contribution • Reduced interest expense by $0.2B/year	• Target rating agency adj. debt to EBITDA of 2.0x –2.5x to increase financial flexibility • Further reduce interest expense
Organic Investments	• Capex at ~55% of D&A • Completed DWDP transaction and initiated restructuring & digital acceleration • Completed attractive investments to support growth such as the HPPO JV buyout in Thailand and securing advantaged feedstocks in U.S.	• Keep capex ≤ D&A and implement the decarbonize and grow approach • Target >13% ROIC with accretive, lower risk, faster payback, brownfield investments • Complete restructuring and digital acceleration
Dividend Policy	• Paid ~75% of operating Net Income	• Maintain attractive dividend payout of 45% of operating net income
Share Repurchase	• Covered dilution	• Cover dilution and meet total shareholder payout ratio target of 65% of operating income


Use of Cash
Since Spin
Near Term

Improved balance sheet provides Dow with additional **value creation options** such as:

- ✓ Accelerating **attractive organic growth**
- ✓ **Growing the dividend**
- ✓ Pursuing **accretive bolt-on M&A** opportunities
- ✓ Executing **value-added share repurchases**

109

A Compelling Investment Opportunity Attractive end-market participation with industry-leading portfolio and cost positions Attractive shareholder remuneration Leading cash flow generation Balanced capital allocation and financial discipline Growing enterprise value while driving to zero-carbon emissions Growth from sustainability-driven solutions and circularity OUR FINANCIAL TARGETS Across the economic cycle: Increase underlying EBITDA by another >$3B Maintain industry-leading cash generation >13% ROIC 2.0x – 2.5x adjusted debt-to-EBITDA Return 65% of net income to shareholders Earnings upside from high-return, low-risk investments with capex at or below D&A

Appendix

113 Safe Harbor Cautionary Statement about Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases. Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; the continuing global and regional economic impacts of the coronavirus disease 2019 (“COVID-19”) pandemic and other public health-related risks and events on Dow’s business; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war; weather events and natural disasters; and disruptions in Dow’s information technology networks and systems. Risks related to Dow’s separation from DowDuPont Inc. include, but are not limited to: (i) Dow’s inability to achieve some or all of the benefits that it expects to receive from the separation from DowDuPont Inc.; (ii) certain tax risks associated with the separation; (iii) the failure of Dow’s pro forma financial information to be a reliable indicator of Dow’s future results; (iv) non-compete restrictions under the separation agreement; (v) receipt of less favorable terms in the commercial agreements Dow entered into with DuPont de Nemours, Inc. (“DuPont”) and Corteva, Inc. (“Corteva”), including restrictions under intellectual property cross-license agreements, than Dow would have received from an unaffiliated third party; and (vi) Dow’s obligation to indemnify DuPont and/or Corteva for certain liabilities. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow assumes no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

Non-GAAP Financial Measures This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company's segments, including allocating resources. Dow's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as alternatives to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Dow does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. General Comments Unless otherwise specified, all financial measures in this presentation, where applicable, exclude significant items. Trademarks The Dow Diamond, logo and all products, unless otherwise noted, denoted with ™, ℠ or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company or its respective subsidiaries or affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this communication may appear without the ™, ℠ or ® symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names. This presentation may also contain trademarks, service marks and trade names of certain third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks, trade names or products in this communication is not intended to, and should not be read to, imply a relationship with or endorsement or sponsorship of us. 114 Non-GAAP & General Comments

Reconciliation of Net Income (Loss) to Operating EBIT & Operating EBITDA

Reconciliation of Non-GAAP Cash Flow Measures

Reconciliation of Net Debt

Reconciliation of Return on Invested Capital

Reconciliation of Return on Invested Capital